Kevin Grant Chief Executive Officer Wells Fargo Securities Research & Economics Specialty Finance Conference May 20, 2014 Investment Outlook Exhibit 99.1

Forward-Looking Statements
This presentation contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended, that are based on management’s beliefs and assumptions, current expectations, estimates and projections. Such statements, including information relating to the Company’s expectations for distributions, availability and cost of financing, scalability of management, market conditions, monetary policy, return on equity, the yield curve, the economy, interest expense, affordability of housing, movements in interest rates, governmental actions, the performance of the Company’s target assets, the impact of current Federal Reserve voters on certain policies of the Federal Reserve, the policy views of central banks, and the size of the mortgage market are not considered historical facts and are considered forward-looking information under the federal securities laws. This information may contain words such as “believes,” “plans,” “expects,” “intends,” “estimates” or similar expressions.
This information is not a guarantee of the Company’s future performance and is subject to risks, uncertainties and other important factors that could cause the Company’s actual performance or achievements to differ materially from those expressed or implied by this forward-
looking information and include, without limitation, changes in the market value and yield of our assets, changes in interest rates and the yield curve, net interest margin, return on equity, availability and terms of financing and hedging, the likelihood that proposed legislation is made law and the anticipated impact thereof, actions by the U.S. government or any agency thereof, including the Federal Reserve, and the effects of such actions and various other risks and uncertainties related to our business and the economy, some of which are described in our filings with the SEC. Given these uncertainties, you should not rely on forward-looking information. The Company undertakes no obligations to update any forward-looking information, whether as a result of new information, future events or otherwise.

CYS Overview
Focus on Cost
Efficiency
Target Assets
Agency Residential Mortgage Backed Securities
A Real Estate Investment Trust Formed in January 2006
Ample Financing
Sources
Financing lines with 38 lenders
Swap agreements with 18 counterparties
Dividend Policy
Self managed: highly scalable
Senior
Management
Kevin Grant, CEO, President, Chairman
Frances Spark, CFO
Company intends to distribute all or substantially all of its REIT taxable income

CYS INVESTMENTS
CYS INVESTMENTS
Apr-09
Jul-09
Oct-09
Jan-10
Apr-10
Jul-10
Oct-10
Jan-11
Apr-11
Jul-11
Oct-11
Jan-12
Apr-12
Jul-12
Oct-12
Jan-13
Apr-13
Jul-13
Oct-13
Jan-14
Apr-14

Significant Cheapening of Agency MBS Market
15 Year: Hedged vs. Unhedged
15 Year Fixed Hedged with Swaps: April 2009 – May 2014
15 Year Hedged
(i)
15 Year Unhedged
(ii)
Borrow Short
Invest Long
May 15, 2014

0.00
0.50
1.00
1.50
2.00
2.50
3.00
3.50
4.00
4.50
5.00
Source: Bloomberg.
Note: Spreads calculated as: (i) 15 year CC  Index  = 50% 4 year swap, and (ii) 15 year Current Coupon Index

CYS INVESTMENTS

CYS INVESTMENTS
Apr-09
Jul-09
Oct-09
Jan-10
Apr-10
Jul-10
Oct-10
Jan-11
Apr-11
Jul-11
Oct-11
Jan-12
Apr-12
Jul-12
Oct-12
Jan-13
Apr-13
Jul-13
Oct-13
Jan-14
Apr-14

Significant Cheapening of Agency MBS Market
30 Year: Hedged vs. Unhedged
30 Year Fixed Hedged with Swaps: April 2009 – May 2014
Borrow Short
Invest Long
30 Year Hedged  30 Year Unhedged
May 15, 2014

0.75
1.25
1.75
2.25
2.75
3.25
3.75
4.25
4.75
5.25
Source: Bloomberg
Note: Spread calculated as: (i) 30 year CC  Index  - 90% 5 year swap

Jan-05
Jan-06
Jan-07
Jan-08
Jan-09
Jan-10
Jan-11
Jan-12
Jan-13
Jan-14

1-Nov
1-Jan
1-Mar
1-May
1-Jul
1-Sep
1-Nov
1-Jan
1-Mar
1-May

Apr-12
Jul-12
Oct-12
Jan-13
Apr-13
Jul-13
Oct-13
Jan-14
Apr-14

Volatility in the Cap/Floor Markets Hit a
Low in July 2013
30 Yr MBS - 15 Yr MBS Spread
7 Yr Cap/Floor Implied Vol
November 2012 – May 2014
April  2012 – May 2014
30 Year MBS Cheapened Meaningfully
Relative to 15 Year MBS
5 Year Swap vs. Fed Funds
January 2005 – May 2014
Yield Curve
Creates positive carry
Very low cost of financing
Good ROE
Hedge flexibility very important
Fed still fighting deflation
30 Year MBS Now Priced for Operation Taper
and Tightening Monetary Policy 2015
May 15, 2014
May 15, 2014
Source: Bloomberg

May 15, 2014
-1.00
-0.50
0.00
0.50
1.00
1.50
2.00
2.50
3.00
3.50
0.30
0.40
0.50
0.60
0.70
0.80
0.90
1.00
1.10
30.0
35.0
40.0
45.0
50.0
55.0
60.0
65.0
70.0
75.0

CYS INVESTMENTS

Economic Projections of Federal Reserve Board Members and Federal Reserve Bank Presidents, March 2014

Advance release of table 1 of the Summary of Economic Projections to be released with the FOMC minutes

Percent

Variable	Central tendency[1]				Range[2]			
	2014	2015	2016	Longer run	2014	2015	2016	Longer run
Change in real GDP	2.8 to 3.0	3.0 to 3.2	2.5 to 3.0	2.2 to 2.3	2.1 to 3.0	2.2 to 3.5	2.2 to 3.4	1.8 to 2.4
December projection	2.8 to 3.2	3.0 to 3.4	2.5 to 3.2	2.2 to 2.4	2.2 to 3.3	2.2 to 3.6	2.1 to 3.5	1.8 to 2.5
Unemployment rate	6.1 to 6.3	5.6 to 5.9	5.2 to 5.6	5.2 to 5.6	6.0 to 6.5	5.4 to 5.9	5.1 to 5.8	5.2 to 6.0
December projection	6.3 to 6.6	5.8 to 6.1	5.3 to 5.8	5.2 to 5.8	6.2 to 6.7	5.5 to 6.2	5.0 to 6.0	5.2 to 6.0
PCE inflation	1.5 to 1.6	1.5 to 2.0	1.7 to 2.0	2.0	1.3 to 1.8	1.5 to 2.4	1.6 to 2.0	2.0
December projection	1.4 to 1.6	1.5 to 2.0	1.7 to 2.0	2.0	1.3 to 1.8	1.4 to 2.3	1.6 to 2.2	2.0
Core PCE inflation[3]	1.4 to 1.6	1.7 to 2.0	1.8 to 2.0		1.3 to 1.8	1.5 to 2.4	1.6 to 2.0	
December projection	1.4 to 1.6	1.6 to 2.0	1.8 to 2.0		1.3 to 1.8	1.5 to 2.3	1.6 to 2.2	

NOTE: Projections of change in real gross domestic product (GDP) and projections for both measures of inflation are from the fourth quarter of the previous year to the fourth quarter of the year indicated. PCE inflation and core PCE inflation are the percentage rates of change in, respectively, the price index for personal consumption expenditures (PCE) and the price index for PCE excluding food and energy. Projections for the unemployment rate are for the average civilian unemployment rate in the fourth quarter of the year indicated. Each participant's projections are based on his or her assessment of appropriate monetary policy. Longer-run projections represent each participant's assessment of the rate to which each variable would be expected to converge under appropriate monetary policy and in the absence of further shocks to the economy. The December projections were made in conjunction with the meeting of the Federal Open Market Committee on December 17–18, 2013.

1. The central tendency excludes the three highest and three lowest projections for each variable in each year.
2. The range for a variable in a given year includes all participants' projections, from lowest to highest, for that variable in that year.
3. Longer-run projections for core PCE inflation are not collected.

Source: Board of Governors of the Federal Reserve, March 19, 2014 Actual Economic Performance: Sluggish vs. Fed Projections 7

Number of
Participants

Aug-11
Nov-11
Feb-12
May-12
Aug-12
Nov-12
Feb-13
May-13
Aug-13
Nov-13
Feb-14
May-14
Aug-14
Nov-14
Feb-15
May-15

Appropriate Timing
of Policy Firming
Ten Year Treasury
August 2011  - March 2014
and Implied Projection
•
Creates Significant Headwinds for the Economy
•
Housing Will Struggle
•
Corporate Interest Expense will rise
+25
-25
Appropriate Pace
of Policy Firming
Target Fed Funds Rate at Year End
Overview of FOMC Participants Assessments
of Appropriate Monetary Policy
Can the Economy Withstand
The Implied Path of 10 Year UST?
•
Forward Rate Guidance is the Fed’s Most Impactful Tool
•
Appropriate Timing and Pace will drive the Yield Curve
1.00
2.00
3.00
4.00
5.00
6.00
0.00
2014 2015 Longer
Run
%
%
Source: Federal Reserve March 2014  Forecast, Bloomberg, CYS
2016
Transition to a Normalized Yield Curve:
Will the Fed Push Out Forward Rate Guidance?

1
13
2
2014 2015 2016
0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
4.0

2014-15 Fed Voters:
New Perspectives, Changing Outlooks
Powell
Source: federalreserve.gov, Barclays, Macroeconomic Advisers, LLC,  Bank of America Merrill Lynch, Bloomberg, Wall Street Journal, Indiana University,  Marketwatch, Thomson Reuters, Federal Reserve
Bank of Atlanta, Federal Reserve Bank of Chicago, Federal Reserve Bank of Cleveland, Maryland Consumer Rights Coalition, Boston Globe, Businessweek, Newsweek, Washington Post, CNBC.
Dallas:
Fisher
Minneapolis:
Kocherlakota
Philadelphia:
Plosser
Hawkish Dovish Neutral
2014
Voters
Fed governors are appointed by the president and subject to Senate confirmation.
District bank Fed presidents are chosen by their individual banks’ Boards of Directors with a degree of oversight from the Federal Reserve Board.
Raskin’s Successor
Cleveland:
Mester
Board of
Governors
2015
Voters
New York:
Dudley
Chicago:
Evans
Richmond:
Lacker
Atlanta:
Lockhart
San Francisco:
Williams
Fischer
Brainard
Stein’s Successor
New York:
Dudley

Yellen
Tarullo

Central Banks:
Decidedly More Accommodative - Focus on Global Deflation Risk
Draghi
EU
Hawkish Dovish Neutral
Xiaochuan
China
Xiaochuan
China
Tombini
Brazil
Tombini
Brazil
Australia
Stevens
Australia
Stevens
New Zealand
Wheeler
New Zealand
Wheeler
Kuroda
Japan Canada
Poloz Rajan
India
Kuroda
Japan
Carney
UK
Yellin
USA

GSE Reform Headway
Legislative Level of GSE Credit Risk
Proposal Government Involvement Implication Sharing Status
Corker-Warner Bill Limited: Only under
catastrophic scenarios where
losses on a pool of mortgages
exceeds 10%
Completely wound down over 5
years
10% first-loss piece is sold to
private entities
Corker-Warner is under committee
discussion but not yet put to vote.
Either one of these may become the
front runner from the Senate side but
both will likely have private capital in
the first loss place with several
mechanisms for risk sharing
Crapo-Johnson Bill Unclear: reforms the FHA/VA
but maintains explicit
government guarantee of all
FHA/VA insured loans
Not yet addressed. May add GSE
portion in coming months
None currently but may resemble
Corker-Warner when the GSE
portion is included
PATH Act Very limited: dissolves the
GSEs completely and reduces
the scope of the FHA/VA
guarantee
Placed into receivership and
completely liquidated with
Initially, a 10% risk-sharing
program on new GSE and FHA
business, although private market
securitization is intended
eventually to replace GSEs
No news. In early 2013, the Path Act
seemed to be the clear front-runner
on the House side. The final housing
finance reform, if it happens, could
be a compromise between the PATH
Act and whatever comes out of the
Senate
Delaney-Carney-Himes Limited: Ginnie Mae is required
to provide an explicit
government guarantee once
the 5% risk slice is eroded
when one of the private
monoline insurers defaults
GSEs will be slowly wound down
and eventually converted into
private reinsurers with limited
capacities to take on mortgage
credit risk
5% first-loss piece on each new
Ginnie Mae securitization, as well as
a 10% pro-rata risk slice on the top
95% of each Ginnie Mae
securitization
Source: Barclays

CYS INVESTMENTS

117,000
116,000
115,000
114,000
113,000
112,000
111,000
110,000
109,000
108,000
107,000
2002
2004
2006
2008
2010
2012
2014

17.5
15.0
12.5
10.0
7.5
5.0
1998
2002
2006
2010
2014

240
200
160
120
80
40
0
1950
1960
1970
1980
1990
2000
2010

11
10
9
8
7
6
5
4
3
2
1950
1960
1970
1980
1990
2000
2010

90
85
80
75
70
65
60
1975
1980
1985
1990
1995
2000
2005
2010

4.5
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
1995
2000
2005
2010

Economic Recovery Below Normal Pace
U.S. Regular Conventional Gas Price
$ per gal
Updated: 2014-04-21
Capacity Utilization: Manufacturing
Updated: 2014-05-15
Civilian Unemployment Rate
Updated: 2014-05-02
CPI-U All Items, Core
Updated: 2014-05-15
Total Nonfarm Private Payroll Employment
Updated: 2014-04-30
Total Unemployed + All Marginally Attached + Total
Employed Part Time for Economic Reasons
Updated: 2014-05-02
Source: Federal Reserve Bank of St. Louis

14
12
10
8
6
4
2
0
Jan-00
Oct-02
Jul-05
May-08
Feb-11
Dec-13
Existing Homes
New Homes

70%
68%
66%
64%
62%
60%
Home-ownership Rate
Mar-90
Mar-95
Mar-00
Mar-05
Mar-10
Homeownership Rate
Rate Adjusted for Shadow Inventory

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Gov't % of Total
1990
1993
1996
1999
2002
2005
2008
2011

Housing Finance Has Not Rebounded
Source: CoreLogic, FHFA, S&P, Bloomberg, Barclays Research, National Association of Realtors, US Census Bureau, MBA, Inside Mortgage Finance
Share of Government Guaranteed Mortgages
1990 – present
New and Existing Homes Months of Supply
January 2000 –- December 2013
Home Ownership Rate
March 1990 – present

2007Q3
2008Q1
2008Q3
2009Q1
2009Q3
2010Q1
2010Q3
2011Q1
2011Q3
2012Q1
2012Q3

Mortgage Market Shrinkage Likely to Continue
Residential Mortgage Debt Decline Driven By:
Source:  FRB, Freddie Mac
Mortgage Debt
Outstanding
2007 -2013
Mortgage Debt Outstanding
Growth Rate
0.00%
0.50%
1.00%
9.75
10.00
10.25
10.50
10.75
11.00
11.25
11.50
1.50%
2.00%
3.50%
4.00%
4.50%
0.50%
2.00%
1.50%
1.00%
9.50
8.75
9.00
9.25
Single Family
Mortgage Origination Volume
1992 – 2014E
1992 1997 2002 2007 2012
2.0T
1.9T
Refinance Originations
Home Purchase Originations
1,000
0
2,000
3,000
4,000

1. Home prices now reset lower
2. Delevering Consumers/Homeowners
3. Psychology of lower leverage
4. Low volume of new and existing home sales
5. All-cash home purchase transactions, and higher downpayments
6. Scheduled principal payments
7. High percentage of cash-in refi’s versus cash-out refi’s.
8. QM Rules Restrictive

CYS INVESTMENTS

08:30

4) TBA30 | 5) TBA15 | 6) MBS | 7) Swaps | 8) Butterflies

21) FN30 | 22) FN15 | 23) GD30 | 24) GD15 | 25) GN30 | 26) GN15 | 27) GNII

	2.5		3.0		3.5	
Jun	101-04+ / 05+	1 - 1 + 01	103-25+ / 26+	1 - 1 + 01+	105-18+ / 20+	2 - 2 + 00+
Jul	100-27 / 28	4 - 2 - 00+	103-15 / 16	3 - 3 - 00+	105-09+ / 10+	5 - 2 - 01+
Aug	100-19 / 20	2 - 3 - 01	103-05+ / 06+	3 - 3 + 00+	105-01+ / 02+	4 - 3 - 01
Jun/Jul	08 / 08⅛	1 - 1 --	08⅞ / 09	1 - 1 --	08⅛ / 08¼	1 - 1 --
Jul/Aug	08 / 08⅛	1 - 1 --	10 / 10⅛	1 - 1 --	08⅞ / 09	1 - 1 - 00+

	4.0		4.5		5.0	
Jun	106-10 / 11	1 - 1 - 00+	106-04+ / 05+	1 - 1 - 02	105-28+ / 29+	1 - 1 - 10+
Jul	106-02+ / 03+	3 - 2 --	105-30+ / 31+	3 - 2 - 04+	105-20+ / 21+	2 - 2 - 03
Aug	105-29+ / 30+	3 - 2 + 01	/	-	105-12+ / 13+	2 - 2 - 03
Jun/Jul	07⅝ / 07¾	1 - 1 + 01+	04⅝ / 04¾	1 - 1 --	05+ / 05⅝	1 - 1 --
Jul/Aug	07⅝ / 07¾	1 - 1 + 01¼	04⅞ / 05	1 - 1 --	06 / 06⅛	1 - 1 --

Benchmarks

Treas 2Y	100-00¾ / 01	0.363 / 359	- 00+
Treas 3Y	100-06¼ / 06+	0.809 / 806	- 01¼
Treas 5Y	100-12¼ / 12¾	1.544 / 541	- 02¾
Treas 7Y	101-06+ / 07	2.063 / 061	- 04+
Treas 10Y	99-30+ / 31	2.505 / 504	- 04
Treas 30Y	100-24 / 25	3.335 / 334	- 05+

Roll Analysis-FNCI Jun/Jul RteC 0.4

Cpn	CPR	Drp	B/E Drp	B/E Rte	B/E CPR
2.50	5.15	8.000	5.269	-0.602	
3.00	6.82	8.875	5.654	-0.750	
3.50	9.75	8.125	5.760	-0.427	
4.00	14.81	7.625	5.693	-0.267	4.413
4.50	16.56	4.625	6.785	1.146	26.825

Economics of Forward Purchase Source: Bloomberg, May 16, 2014 15

Sep-09
Dec-09
Mar-10
Jun-10
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14

1 As of  3/31/14
$ in 000’s
Fair Value of Total Agency RMBS and U.S. Treasuries: $13,307,735
CYS Common Stock Dividends
September 2009 – March 2014
CYS Agency RMBS and U.S. Treasury Portfolio
Portfolio Composition and Dividends

15 Year Fixed
Rate
48%
20 Year Fixed
Rate
1%
30 Year Fixed
Rate
24%
Hybrid ARMs
15%
U.S.
Treasury
Securities
12%
$0.00
$0.10
$0.20
$0.30
$0.40
$0.50
$0.60
$0.70
$0.80
$0.90
$1.00
1
Note: the December 2012 dividend was composed of $0.40 quarterly cash dividend, and $0.52 special cash dividend.

CYS Agency RMBS and U.S. Treasury Portfolio Characteristics*
Portfolio Characteristics
Face Value Fair Value Weighted Average
Asset Type (in thousands) Cost/Face Fair Value/Face Yield
(1)
Coupon CPR
(2)
15 Year Fixed Rate $   6,227,169 $   6,432,461 $ 102.58 $               103.30 2.31% 3.13% 5.6%
20 Year Fixed Rate 81,294 87,371 103.04 107.48 1.94% 4.50% 11.5%
30 Year Fixed Rate 3,149,975 3,263,950 103.24 103.62 3.32% 3.96% 4.1%
Hybrid ARMs
(3)
1,946,543 1,986,641 103.55 102.06 1.98% 2.56% 9.5%
U.S. Treasury Securities 1,550,000 1,537,312 99.61 99.18 1.68% 1.50% NA
Total

* As of 3/31/14
(1)
This is a forward yield and is calculated based on the cost basis of the security at March 31, 2014.
(2)
CPR is a method of expressing the prepayment rate for a mortgage pool that assumes that a constant fraction of the remaining principal is prepaid each month or year. Specifically, the constant prepayment rate is an annualized version of the prior three month prepayment rate for those bonds held at March 31, 2014.  Securities with no prepayment history are excluded from this calculation.
(3)
The weighted average months to reset of our Hybrid ARM portfolio was 63.2 at March 31, 2014. Months to reset is the number of months remaining before the fixed rate on a Hybrid ARM becomes a variable rate. At the end of the fixed period, the variable rate will be determined by the margin and the pre-specified caps of the Hybrid ARM and will reset annually.
$  12,954,981 $  13,307,735 $  102.53 $                102.72 2.43% 3.06% 6.1%

(1) Drop Income is a component of our net realized and unrealized gain (loss) on investments on our consolidated statements of operations, and is therefore excluded from Core Earnings.
(2) Core Earnings is defined as net income (loss) available to common shares excluding net realized gain (loss) on investments, net unrealized gain (loss) on investments, net realized gain (loss) on termination of swap and cap contracts and net unrealized gain (loss) on swap and cap contracts.
Financial Information

Drop income per common share (diluted)
(1)
Core Earnings per common share (diluted)
(2)
Income Statement Data Three Months Ended
(In thousands, except per share numbers)
3/31/2014 12/31/2013
Total interest income 84,367 91,743
Interest expense 28,346 32,814
Net interest income 56,021 58,929
Other income (loss):
Net realized gain (loss) on investments 16,670 (22,650)
Net unrealized gain (loss) on investments 89,234 (167,671)
Net realized gain (loss) on termination of swap and cap contracts (9,323) (10,891)
Net unrealized gain (loss) on swap and cap contracts (16,240) 54,633
Other income 119 -
Total other income (loss) 80,460 (146,579)
Total operating expenses 4,214
Net income (loss)
Dividends on preferred stock
Net income (loss) available to common shares
Net income (loss) per common share basic & diluted
$                0.07 $                0.07
$                0.31
Distributions per common share
$                0.32 $                0.32
Non-GAAP Measure/Reconciliation (in 000's)
NET INCOME (LOSS) AVAILABLE TO COMMON SHARES $         125,484 $          (97,067)
Net realized (gain) loss on investments (16,670) 22,650
Net unrealized (gain) loss on investments (89,234) 167,671
Net realized (gain) loss on termination of swap and cap contracts 9,323 10,891
Net unrealized (gain) loss on swap and cap contracts 16,240 (54,633)
Core Earnings $           45,143 $           49,512
$                0.28
$                0.78 $               (0.59)
5,794
$          130,687 $           (91,864)
(5,203) (5,203)
$          125,484 $           (97,067)
$ $

The table above includes calculations of the Company’s Agency RMBS and U.S. Treasury Securities portfolio (“Debt Securities”)
Financial Information
(in thousands)
Three Months Ended
Key Balance Sheet Metrics March 31, 2014 December 31, 2013
Average settled Debt Securities
(1)
$12,472,238 $13,024,294
Average total Debt Securities
(2)
$13,454,972 $14,293,267
Average repurchase agreements
(3)
$10,867,627 $11,384,159
Average Debt Securities liabilities $11,850,361 $12,653,132
Average stockholders' equity
(5)
$1,861,121 $1,896,360
Average common shares outstanding
(6)
161,831 163,850
Leverage ratio (at period end)
(7)
6.32:1 6.97:1
Key Performance Metrics*
Average yield on settled Debt Securities
(8)
2.71% 2.82%
Average yield on total Debt Securities including Drop Income 2.85% 2.93%
Average cost of funds and hedge
(10)
1.04% 1.15%
Adjusted average cost of funds and hedge 0.96% 1.04%
Interest rate spread net of hedge
(12)
1.67% 1.67%
Interest rate spread net of hedge including Drop Income 1.89% 1.89%
Operating expense ratio
(14)
1.25% 0.89%

1) The average settled Debt Securities is calculated by averaging the month end cost basis of settled Debt Securities during the period.
2) The average total Debt Securities is calculated by averaging the month end cost basis of total Debt Securities during the period.
3) The average repurchase agreements are calculated by averaging the month end repurchase agreements balance during the period.
4) The average Debt Securities liabilities are calculated by adding the average month end repurchase agreements balance plus average unsettled Debt Securities during the period.
5) The average stockholders' equity is calculated by averaging the month end stockholders' equity during the period.
6) The average common shares outstanding are calculated by averaging the daily common shares outstanding during the period.
7) The leverage ratio is calculated by dividing (i) the Company's repurchase agreements balance plus payable for securities purchased minus receivable for securities sold by (ii) stockholders' equity.
8) The average yield on Debt Securities for the period is calculated by dividing total interest income by average settled Debt Securities.
9) The average yield on total Debt Securities including Drop Income for the period is calculated by dividing total interest income plus Drop Income by average total Debt Securities.
10) The average cost of funds and hedge for the period is calculated by dividing interest expense by average repurchase agreements.
11) The adjusted average cost of funds and hedge for the period is calculated by dividing interest expense by average Debt Securities liabilities.
12) The interest rate spread net of hedge for the period is calculated by subtracting average cost of funds and hedge from average yield on settled Debt Securities.
13) The interest rate spread net of hedge including Drop Income for the period is calculated by subtracting adjusted average cost of funds and hedge from average yield on total Debt Securities including Drop Income.
14) The operating expense ratio for the period is calculated by dividing operating expenses by average stockholders' equity.
* All percentages are annualized.
(4)
(9)
(11)
(13)

Investment Outlook Kevin Grant Chief Executive Officer Wells Fargo Securities Research & Economics Specialty Finance Conference May 20, 2014